Exhibit 99.1

THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OR EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OR EXERCISE HEREOF MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT HERETO OR THERETO UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO MACROCHEM CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

Certificate No. PN-May08-[ ]
Principal Amount $[ ]	Issue Date: May , 2008

CONVERTIBLE PROMISSORY NOTE

FOR VALUE RECEIVED, MACROCHEM CORPORATION, a Delaware corporation, located at 80 Broad Street, Suite 2210, New York, New York 10004 (hereinafter called “Borrower”), hereby promises to pay to [Investor Name], located at [Investor Address] (the “Holder”), without demand, the sum of [Amount] Dollars ($[            ]), plus all accrued and unpaid interest, on the earlier of (i) November       , 2008 [Six months following issuance date.] or (ii) the initial closing date of the Next Financing (as defined below), except to the extent that the holder elects to convert this Note as set forth in Article II (the “Maturity Date”).  “Next Financing” shall mean the Borrower’s next round of public equity financing with gross cash proceeds to the Borrower of not less than $3,500,000 (excluding amounts invested in the form of conversion of outstanding promissory notes of the Borrower).

This promissory note (this “Note”) is one of a duly authorized issue of 12% Convertible Promissory Notes of the Borrower, in aggregate principal amount of up to Five Hundred Thousand Dollars ($500,000) (the “Promissory Notes”) issued pursuant to the Subscription Agreement dated as of the date hereof (the “Subscription Agreement”).  The Promissory Notes rank equally and ratably without priority over one another.  No payment, including any prepayment, shall be made hereunder unless payment, including any prepayment, is offered with respect to the other Promissory Notes in an amount which bears the same ratio to the then unpaid principal amount of such Promissory Notes as the payment made hereon bears to the then unpaid principal amount under this Note. Unless otherwise separately defined herein, all capitalized terms used in this Note shall have the same meaning as is set forth in the Subscription Agreement.  The following terms shall apply to this Note:

ARTICLE I

GENERAL PROVISIONS

1.1           Payment of Interest; Interest Rate.  Interest on the outstanding principal balance of this Note shall accrue, beginning from the date hereof, at a rate of 12% per annum.  Interest on the outstanding principal balance of the Note shall be computed on the basis of the actual number of days elapsed and a year of three hundred and sixty (360) days and shall be payable, to the extent not previously paid, on each Interest Payment Date (as defined below), on the Maturity Date, upon earlier prepayment of this Note or in the form of shares of New Securities (as defined below) of the Borrower upon conversion of this Note as set forth in Section 1.2 below.  On or prior to the 5th business day of each calendar month (each an “Interest Payment Date”), the Borrower shall pay all unpaid interest that has accrued during the previous calendar month on the outstanding principal balance of this Note. Any payments of interest on this Note may, at the sole election of the Borrower, be made in the form of the Borrower’s common stock, par value $.01 per share (“Common Stock”).  If the Borrower elects to pay interest in shares of Common Stock, the Borrower shall deliver certificates representing such shares of Common Stock to the Holder on or prior to the date on which the applicable payment of interest is due. If interest is to be paid in shares of Common Stock, the Common Stock shall be valued at the lesser of (i) $0.30 per share of Common Stock and (ii) the Current Market Price (as defined below) as of the date that is three business days prior to the date on which the applicable payment of interest is due.

1.2           Conversion.  The principal and all accrued and unpaid interest on the Note shall be payable in full on the Maturity Date, unless previously converted into the Borrower’s New Securities or unless otherwise converted into Common Stock, in accordance with Article II hereof.

1.3           Prepayment.  This Note shall not be subject to any prepayment by the Borrower without the consent of the Holder in its sole discretion.

ARTICLE II

CONVERSION RIGHTS

The the Holder shall have the right to convert the principal and any interest due under this Note into New Securities of the Borrower as set forth below.

2.1           Conversion Upon Non-Payment.

(a)           If an Event of Default shall occur as a result of Borrower’s failure to pay all principal and unpaid interest on this Note due on the Maturity Date, then one half (or such lesser part as the Holder shall determine) of the principal amount of this Note outstanding on the Conversion Date (as defined below) shall be convertible, at the option of the Holder, into a number of shares of Common Stock equal to the quotient obtained by dividing (i) one half (or such lesser part as the Holder shall determine) of the then-outstanding principal amount of this Note by (ii) an amount equal to one half of the Current Market Price (as defined below) on the Maturity Date.

(b)           In the event that the Holder elects to convert one half (or such lesser part as the Holder shall determine) of the principal amount of this Note pursuant to Section 2.1(a), the Holder shall surrender the Note to the Company, along with a written notice to the Company in the form of Exhibit B hereto, no later than the date that is 15 days following the Maturity Date, that such Holder elects to convert the Note or a specified portion thereof on the Conversion Date.  The conversion shall become effective on the business day following the date on which the Conversion Notice is delivered to the Borrower (the “Conversion Date”), subject only to the prompt delivery thereafter of this original note to the Borrower.

(c)           If the Note is surrendered for conversion pursuant to Section 2.1(b), then promptly after the Conversion Date, the Borrower shall deliver or cause to be delivered to the Holder certificates representing the number of fully paid and non-assessable shares of Common Stock (the “Conversion Shares”), into which the applicable portion of the Note is to be converted.  Such conversion shall be deemed to have been made immediately prior to the close of business on the Conversion Date, so that the rights of the Holder as a holder of the Note shall cease with respect to the portion of the Note converted at such time (including, without limitation, the right to receive the principal amounts of the Note converted other than in the form of Conversion Shares), interest shall cease to accrue on the portion of the Note converted and the Holder shall be treated for all purposes as having become the record holders of such Conversion Shares at such time.  With respect to the portion of this Note not converted, the Borrower shall, at the time of delivery of the certificate or certificates representing Conversion Shares, deliver to the Holder a new Note evidencing the rights of the Holder with respect to the remaining principal amount (and all accrued and unpaid interest thereon), which new Note shall in all other respects be identical with this Note, or at the request of the Holder, appropriate notation may be made on this Note and the same returned to the Holder.

(d)           “Current Market Price” means, in respect of any share of Common Stock on any date herein specified,

(1)           if there shall not then be a public market for the Common Stock, the higher of

(a) the book value per share of Common Stock at such date, and

(b) the Appraised Value (as defined below) per share of Common Stock at such date, or

(2)           if there shall then be a public market for the Common Stock, the average of the daily market prices for the 5 trading days immediately before such date. The daily market price for each such trading day shall be (i) the closing bid price on such day on the principal stock exchange (including Nasdaq) on which such Common Stock is then listed or admitted to trading, or quoted, as applicable, (ii) if no sale takes place on such day on any such exchange, the last reported closing bid price on such day as officially quoted on any such exchange (including Nasdaq), (iii) if the Common Stock is not then listed or admitted to trading on any stock exchange, the last reported closing bid price on such day on the OTC Bulletin Board or the Pink Sheets LLC, (iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or (v) if there is no such firm, as furnished by any member of FINRA selected in good faith by the Holder and reasonably acceptable to the Company.

“Appraised Value” means, in respect of any share of Common Stock on any date herein specified, the fair saleable value of such share of Common Stock as of the last day of the most recent fiscal month ending prior to such date specified, based on the value of the Company on a fully-diluted basis, as determined by a nationally recognized investment banking firm selected by the Company’s Board of Directors and having no prior relationship with the Company.

(e)           Merger, Sale of Assets, etc.  Unless the conversion rights under Section 2.1 of this Note have previously lapsed, if the Borrower at any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other corporation, this Note, as to the applicable portion of unpaid principal hereof, and subject to the terms and conditions of this Section 2.1, shall thereafter be deemed to evidence the right to purchase Common Stock of the successor corporation (or its parent, if applicable).  The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser.

ARTICLE III

EVENT OF DEFAULT

3.1           Event of Default.  The occurrence of any of the following events of default (“Event of Default”) shall, at the option of the Holder hereof, make all sums of principal and interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable, upon demand, without presentment, or grace period, all of which hereby are expressly waived, except as set forth below:

(a)           Failure to Pay Principal or Interest.  The Borrower fails to pay principal, interest or other sum due under this Note when due and such failure continues for a period of ten (10) days after the due date.

(b)           Breach of Covenant.  The Borrower breaches any material covenant or other term or condition of the Subscription Agreement or this Note in any material respect and such breach, if capable of cure, continues for a period of ten (10) business days after written notice to the Borrower from the Holder.

(c)           Breach of Representations and Warranties.  Any material representation or warranty of the Borrower made herein, in the Subscription Agreement, or in any agreement, statement or certificate given in writing pursuant hereto or in connection therewith shall be false or misleading in any material respect as of the date made and the Closing Date, and would otherwise have a material adverse effect on the Borrower.

(d)           Receiver or Trustee.  The Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

(e)           Judgments.  Any money judgment, writ or similar final process shall be entered or filed against Borrower or any of its property or other assets for more than $1,000,000, and shall remain unvacated, unbonded or unstayed for a period of forty-five (45) days.

(f)            Bankruptcy.  Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law, or the issuance of any notice in relation to such event, for the relief of debtors shall be instituted by or against the Borrower and if instituted against Borrower are not dismissed within 45 days of initiation.

(g)           Failure to Deliver New Securities.  Borrower’s failure to timely deliver New Securities to the Holder pursuant to and in the form required by this Note.

3.2           Remedies Upon An Event of Default.  If an Event of Default shall have occurred and shall be continuing, the Holder of this Note may at any time at its option, (a) declare the entire unpaid principal balance of this Note, together with all interest accrued hereon, due and payable, and thereupon, the same shall be accelerated and so due and payable; provided, however, that upon the occurrence of an Event of Default described in (i) Sections 3.1(f), without presentment, demand, protest, or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Borrower, the outstanding principal balance and accrued interest hereunder shall be automatically due and payable, and (ii) Sections 3.1(a) through (e) and Section 3.1(g), the Holder  may exercise or otherwise enforce any one or more of the Holder’s rights, powers, privileges, remedies and interests under this Note or applicable law.  No course of delay on the part of the Holder shall operate as a waiver thereof or otherwise prejudice the right of the Holder.  No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

ARTICLE IV

MISCELLANEOUS

4.1           Failure or Indulgence Not Waiver.  No failure or delay on the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.  All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

4.2           Notices.  All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be the addresses set forth in the Subscription Agreement.

4.3           Assignability.  This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns.  This not may not be assigned by the Holder without the prior written consent of the Borrower, except to an Affiliate of Holder that is an “accredited investor” as such term is defined in Regulation D under the 1933 Act in a transaction reasonably acceptable to the Borrower.

4.4           Cost of Collection.  If default is made in the payment of this Note, Borrower shall pay the Holder hereof reasonable costs of collection, including reasonable attorneys’ fees.

4.5           Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief.  The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including, without limitation, a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Holder’s right to pursue actual damages for any failure by the Borrower to comply with the terms of this Note.  Amounts set forth or provided for herein with respect to payments and the like (and the computation thereof) shall be the amounts to be received by the Holder.  The Borrower acknowledges that a breach by it of its obligations hereunder will cause irreparable and material harm to the Holder and that the remedy at law for any such breach may be inadequate.  Therefore the Borrower agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available rights and remedies, at law or in equity, to such equitable relief, including but not limited to an injunction restraining any such breach or threatened breach, without the necessity of showing economic loss and without any bond or other security being required.

4.6           Payment Not Subject to Set-Off.  The Borrower acknowledges that it has no and will not be permitted to assert any right of set-off or counterclaim with respect to its obligation to pay the principal and interest as of the Maturity Date as set forth herein and hereby waives any and all defenses it may have in the future with respect to such payment, except to the extent that (a) this Note is converted in accordance with Article II prior to the Maturity Date, (b) Borrower’s defense is that Borrower has paid all principal and interest hereon in accordance with the terms hereof or (c) the Holder has expressly waived its right to such payment in a writing signed by Holder.

4.7           Governing Law.  This Note shall be governed by and construed in accordance with the laws of the State of New York.  Any action brought by either party against the other concerning the transactions contemplated by this Note shall be brought only in the state courts of New York or in the federal courts located in the state of New York.  The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs.

4.8           Maximum Payments.  Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law.  In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

4.9           Shareholder Status.  The Holder shall not have rights as a shareholder of the Borrower with respect to unconverted portions of this Note.  However, the Holder will have all the rights of a shareholder of the Borrower with respect to the shares of Common Stock to be received by Holder after delivery by the Holder of a Conversion Notice and this original Note in accordance with, and subject to the terms and conditions of, this Note.

[Signature page follows.]

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by an authorized officer as of the          day of                     , 2008.

MACROCHEM CORPORATION

By:
Name:
Title:

EXHIBIT A

FORM OF CONVERSION NOTICE

(To be executed by the Holder in order to convert the Note pursuant to Section 2.1 of the Note.)

The undersigned hereby irrevocably elects to convert the Convertible Promissory Note (the “Note”) of MacroChem Corporation, a Delaware corporation (the “Borrower”), held by the undersigned into shares of Common Stock, according to the terms and conditions of the Note and the conditions hereof. The undersigned hereby requests that certificates for the shares of Common Stock to be issued to the undersigned pursuant to this Conversion Notice be issued in the name of, and delivered to, the undersigned as indicated below. A copy of the Note being converted is attached hereto (and the original Note shall be transmitted to the Corporation pursuant to the terms thereof).  All capitalized terms used in this Conversion Notice, but not otherwise defined herein shall have the meanings assigned in the Note.  Execution and delivery of this Conversion Notice by facsimile shall be valid an binding for all purposes and shall be effective upon such facsimile transmission, subject to delivery of the original Note to the Borrower.

Date of Notice

Conversion Information:[NAME OF HOLDER]

Address of Holder:

Principal Amount to be Converted:
(Not to exceed one half of principal amount outstanding on the Conversion Date.)

Name of Holder

By:
Name:
Title:

Note: Subject to the terms and conditions of the Note, Conversion Shares shall be delivered to Holder only after receipt by the Borrower of the original Note or an affidavit of loss in customary form.